Exhibit 99.1

I N V E S T O R P R E S E N T A T I O N Prepare for quantum risk, accelerate innovation with quantum technology Quantum Security Quantum Computing KQC Quantum, Inc. | October 2026 KQC Quantum, Inc. and its subsidiary Korea Quantum Computing Co., Ltd. build quantum computing and security products for customers' systems, tested in finance, industry and public sector

ABOUT THIS PRESENTATION Disclaimer About this Presentation This presentation is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a business combination between Charlton Aria Acquisition Corporation ("CHAR") and KQC Quantum, Inc. ("KQC Parent") and related transactions (the "proposed transaction") with Korea Quantum Computing Co., Ltd. ("KQC" or the "Company") and for no other purpose. All references to "KQC," the "Company," "we," "us" or "our" refer to the business of Korea Quantum Computing Co., Ltd. and its subsidiaries. The information contained herein does not purport to be all inclusive and none of KQC Parent, CHAR nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, is or will be given by any such person as to the accuracy or completeness of the information in this presentation. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with KQC Parent, CHAR or their respective representatives, as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of KQC Parent, CHAR or the proposed transaction. Recipients of this presentation should each make their own evaluation of KQC Parent, CHAR and the proposed transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward-Looking Statements This communication contains "forward-looking statements" within the meaning of the U.S. federal securities laws. These include statements about the proposed business combination (the "Business Combination") between Charlton Aria Acquisition Corporation ("CHAR") and KQC Quantum, Inc. ("KQC Parent"), the expected timing of the Business Combination, the proposed extension of CHAR's deadline to complete a business combination (the "Extension"), the anticipated benefits of the Business Combination, and KQC's business strategy, products, customer projects, commercial milestones and future operations. Forward-looking statements can generally be identified by words such as "believe," "expect," "intend," "plan," "anticipate," "may," "will," "should," "could," "would," "potential," "seek," "target," "aim" and similar expressions. These statements are based on current expectations and assumptions and are subject to risks and uncertainties, many of which are outside the parties' control. Actual results may differ materially. Factors that could cause actual results to differ include, among others: • the risk that the Business Combination is not completed on time or at all; • failure to obtain the approval of CHAR's shareholders for the Business Combination or the Extension; • the level of redemptions by CHAR's public shareholders and the amount of cash available at closing; • failure to satisfy the minimum cash condition or any other closing condition; • failure to obtain or maintain the listing of the combined company's securities on Nasdaq; • KQC's ability to commercialize its products and convert pilots and proofs of concept into production deployments and recurring revenue; • the early stage of development of the quantum computing and post-quantum security markets; • competition, technological change and reliance on third-party hardware and partners; • regulatory matters in the Republic of Korea and the United States; • the costs of the Business Combination and of operating as a public company; • the other risks to be described in the registration statement on Form S-4 and CHAR's filings with the SEC; • risks relating to doing business in the Rep. of Korea, including Korean regulation, Foreign Exchange Transactions Act and other cross-border reqs, currency fluctuations and geopolitical conditions on the Korean peninsula; • KQC's financial statements not yet having been audited under PCAOB standards, potential material weaknesses in internal control over financial reporting, conversion to U.S. GAAP and the costs of operating as a U.S. public company; • uncertainty as to the U.S. federal income tax treatment of the Business Combination; • dilution from founder shares, rights, earnout shares, equity awards and convertible instruments; • KQC's limited operating history, history of losses, customer concentration and reliance on government-funded projects; and • the interests of the Sponsor and CHAR's directors and officers in the Business Combination, which may differ from those of public shareholders Forward-looking statements speak only as of the date they are made. Except as required by law, neither CHAR nor KQC undertakes any obligation to update or revise them. © 2026 KQC Quantum, Inc. 2

ABOUT THIS PRESENTATION Disclaimer (Cont'd) Important Information and Where to Find It In connection with the Business Combination, KQC Parent intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the "SEC"). The registration statement will include a proxy statement of CHAR and a prospectus of KQC Parent. In connection with the Extension, CHAR intends to file a proxy statement with the SEC. After they have been filed and, where applicable, declared effective, the definitive proxy statements will be mailed to CHAR's shareholders as of the applicable record dates. SHAREHOLDERS OF CHAR AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS, ANY AMENDMENTS TO THEM AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHAR, KQC, THE BUSINESS COMBINATION AND THE EXTENSION. These documents, once available, can be obtained free of charge at the SEC's website, www.sec.gov, or by request to Charlton Aria Acquisition Corporation, 221 W 9th St #848, Wilmington, DE 19801. Participation in the Solicitation CHAR, KQC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CHAR's shareholders in connection with the Business Combination and the Extension. Info about CHAR's directors and executive officers and their interests in CHAR is set out in CHAR's filings with the SEC. Add'l info about the interests of those participants will be included in the proxy statement/prospectus and the Extension proxy statement when available. No Offer or Solicitation This communication is for informational purposes only. It does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, or a solicitation of any vote or approval, in any jurisdiction. No securities shall be offered or sold in any jurisdiction in which such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of that jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. No Incorporation by Reference The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of KQC, CHAR, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. All third-party names and logos are used for identification only and no endorsement is implied. Risk Factors For a description of certain risks relating to KQC, including its business and operations, and to the proposed transaction, we refer you to "Risk Factors" at the end of this presentation. Use of Data Information in this presentation is based on data and analyses from various sources as of October 6, 2026, unless otherwise indicated. References in this presentation to "$" are to the lawful currency of the United States. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which KQC operates are necessarily subject to a high degree of uncertainty and risk. No Projections This presentation does not contain financial projections of KQC, KQC Parent or the combined company. Product development timelines, launch dates and other milestones described in this presentation are management targets only. They are subject to significant risks and uncertainties, may not be achieved and should not be relied on as forecasts of future performance. Back-tested or simulated results are hypothetical, do not represent actual client or investment performance and are not indicative of future results. Financial Information KQC's financial statements are not yet audited under PCAOB standards and may change materially. © 2026 KQC Quantum, Inc. 3

LEADERSHIP

Executive Team



Ji Hoon Kweon
Executive Chairman

- Former Korea Head of Sales and Trading, ABN AMRO
- Former Head of Corporate Finance Practice, Arthur D. Little Korea
- Former Director General of Investment Promotion, Busan Metropolitan City
- B.A., Yonsei University; M.S. in Economics, Iowa State University



Joon Young Kim
Chief Executive Officer

- Former MD, Cross-border Transactions, Kudos Financial Group
- Former Senior Economist, SK Telecom SUPEX Research Institute
- Former research professor, University of Southern California
- Ph.D. in Economics, Claremont Graduate University



Stephen Oh
Executive Vice President
Chief Technology Officer

- Former Vice President, Samsung Electronics
- Former Vice President, Denali Software
- Ph.D. in EE, Purdue University



Jaesun Jin
Senior Vice President
Chief Business Officer

- Former Head of Data & AI Sales, IBM Korea
- Former CIO, UBASE; Enterprise Architect, LG CNS



Changhoi Kim
Senior Vice President
Chief Revenue Officer

- Former Head of Data & AI / Automation, IBM Korea
- Sales leadership, Tibco Korea and Oracle Korea



Sehwan Han
Vice President
Chief Financial Officer

- Certified Public Accountant, 22 years' experience
- Former Ernst & Young Han Young - audit, internal control, SOX and M&A advisory

© 2026 KQC Quantum, Inc.

Source: Company information

4

TRANSACTION OVERVIEW

KQC

Charlton Aria Acquisition Corporation (Nasdaq: CHAR)

CHAR Management



Jung Min Lee, Chief Executive Officer

- Former International Financial Advisor, Merrill Lynch
- Co-founder of MiLinks
- M.S. in Finance, Johns Hopkins University



Paul Strickland, Chief Financial Officer

- Nearly three decades of international business experience
- Founder of Selkirk Global Holdings
- B.A., University of Puget Sound

Independent Directors

Stephen Markscheid

- Managing Partner of Aerion Capital, a boutique investment firm
- Director of ConnectM Technology Solutions
- Former Director of Monterey Capital Acquisition Corp.
- Audit Committee Financial Expert

Wang Jo Cha

- Senior Advisor to Giant Chemical Co., Ltd.
- Outside director at major Korean financial institutions and public companies

Umesh Patel

- Director, Chief Executive Officer, and Chief Financial Officer of Fuse Group Holding Inc. (OTC:FUST)
- Director of Nova Lifestyle (Nasdaq:NVFY)

Kyoungtak Kim

- Partner, Service Area Leader of Audit & Assurance at LEK Partners
- 18yrs+ public accounting and auditing experience

CHAR management and its advisors have experience as investors and business leaders

© 2026 KQC Quantum, Inc.

Sources: Charlton Aria Acquisition Corporation Information

Notes: [1] Charlton Aria Acquisition Corporation is a special purpose acquisition company with approximately $93.5 million cash-in-trust as of September 25, 2026

5

TRANSACTION OVERVIEW

KQC

Business Combination

STRUCTURE

- KQC MS Limited **(“Merger Sub”)**, a Cayman Islands subsidiary of KQC Parent, will merge with and into CHAR, with CHAR surviving as a wholly owned subsidiary of KQC Parent
- The transaction is targeted to close in H1 CY27**,** subject to the satisfaction of customary closing conditions
- Upon closing, shares of the combined company are expected to trade on Nasdaq under ticker symbol “KQC”

RATIONALE

- Give KQC access to the U.S. public capital markets to fund the next stage of commercialization
- Build the teams that convert customer pilots and proofs of concept into deployments, completing security certifications, and investing in computing capacity as customer demand is contracted
- Strengthen KQC’s standing with global technology partners and enterprise customers
- Provide equity with which to attract and retain specialist talent

CAPITAL STRUCTURE[1]

- Charlton Aria shareholders will receive one KQC Parent common share for each Class A ordinary share. Each Charlton Aria right will convert into one-eighth of a KQC Parent common share
- Minimum Cash Condition: US$30 million
- KQC Pro-forma ownership: KQC fully diluted holders (incl. plan pool, closing grants and convertible debt) 37.1% [2] | All other holders 62.9%, assuming no redemptions [3]
- Up to 1,500,000 earnout shares to KQC legacy holders in three tranches at $12.50, $15.00, and $20.00
- Use of proceeds: General corporate purposes

VALUATION

- Pre-money KQC Parent equity valuation: US$80 million

Sources: Business Combination Agreement dated October 6, 2026.

Notes: [1] CHAR trust account balance of approximately US$93.5 million as of September 25, 2026, before redemptions, including at the extension meeting. [2] Assumes no redemptions; see the illustrative transaction slide for redemption scenarios.
[3] Includes CHAR public shareholders, founder shares and shares issued on conversion of rights.

© 2026 KQC Quantum, Inc.

6

TRANSACTION OVERVIEW

KQC

Illustrative

TRANSACTION HIGHLIGHTS

Valuation

- Pre-money equity value of $80.0M under the Business Combination Agreement, with KQC shares valued at the Reference Price (trust redemption value per public share, $11.00 at September 25, 2026; final value set at the Determination Date)

Financing

- Charlton Aria trust held approximately $93.5M at September 25, 2026 ($11.00 per public share), before any redemptions
- Minimum cash condition of $30.0M; maximum redemption consistent with it is about 68% of public shares
- Cash available at closing will be used for product development, commercial expansion, infrastructure, and other general corporate purposes

Structure

- Merger Sub, a Cayman Islands subsidiary of KQC Parent, merges with and into CHAR, which survives as a wholly owned subsidiary of KQC Parent
- One KQC Parent share per Class A ordinary share; one-eighth of a share per right

PRO-FORMA VALUATION ($M)

PRO-FORMA VALUATION ($M)	No Redemption	50%	Max (~68%)
Shares Price ($): Reference Price[2]	11.0	11.0	11.0
Shares Outstanding (M)[5]	19.6	15.3	13.8
Equity Value	**215.4**	**168.6**	**151.9**

SOURCES & USES

SOURCES & USES	No Redemption	50% Redemption	Maximum (~68%)
Public Shares Remaining	8.50M	4.25M	2.73M
Existing KQC Shareholders (Rollover Equity)[1]	$80.0M	$80.0M	$80.0M
CHAR Cash in Trust, After Redemptions[2]	$93.5M	$46.8M	$30.0M
Total Sources	**$173.5M**	**$126.8M**	**$110.0M**
Existing KQC Shareholders (Rollover Equity)	$80.0M	$80.0M	$80.0M
Illustrative Transaction Fees and Expenses (De-SPAC Cost Cap)[3]	$2.5M	$2.5M	$2.5M
Deferred Underwriting Commission (Clear Street)	$1.7M	$1.7M	$1.7M
Repayment of Sponsor Extension Notes (2 x $0.85M)	$1.7M	$1.7M	$1.7M
Pro-forma Cash to Balance Sheet[4]	$87.6M	$40.9M	$24.1M
Total Uses	**$173.5M**	**$126.8M**	**$110.0M**

PRO-FORMA OWNERSHIP[2]

PRO-FORMA OWNERSHIP[2]	No Redemption		50% Redemption		Maximum (~68%)	
	Shares	% Own	Shares	% Own	Shares	% Own
KQC Fully Diluted[1] (BCA)	7.27M	37.1%	7.27M	47.4%	7.27M	52.6%
CHAR Shareholders (Public, not Redeemed)	8.50M	43.4%	4.25M	27.7%	2.73M	19.8%
Sponsor: Founder Shares [6]	2.13M	10.9%	2.13M	13.9%	2.13M	15.4%
Sponsor: Private Units	0.26M	1.3%	0.26M	1.7%	0.26M	1.8%
Representative Shares	0.09M	0.4%	0.09M	0.6%	0.09M	0.6%
Conversion of Rights	1.09M	5.6%	1.09M	7.1%	1.09M	7.9%
D&O and Advisor Grant	0.25M	1.3%	0.25M	1.6%	0.25M	1.8%
Total (Excl. Earnout Shares)[7]	**19.58M**	**100.0%**	**15.33M**	**100.0%**	**13.81M**	**100.0%**

- Notes: [1] Per the BCA, KQC fully diluted shares equal $80.0M divided by the Reference Price and include the Equity Incentive Plan pool (10% of post-closing shares), Closing Grants and Convertible Debt shares. [2] Trust of $93,522,049 at September 25, 2026 divided by 8,500,000 public shares; fixed at the Determination Date. [3] Up to the $2.5M De-SPAC Cost Cap in the BCA; certain costs are outside the cap. The deferred underwriting commission is not a De-SPAC Cost. [4] Trust balance is not cash to KQC; shown after redemptions, expenses, deferred underwriting and Sponsor note repayment; Pro forma Cash to Balance Sheet excludes KQC cash on hand and is before other accrued and unpaid Charlton Aria expenses at Closing and any Sponsor working capital notes, which will reduce it.. The $30.0M Minimum Net Cash Condition (BCA Section 6.1(g)) is measured on cash available at Closing, being trust funds remaining after redemptions plus any PIPE or backstop proceeds actually received. Pro-forma Cash to Balance Sheet is shown after expenses and may therefore be below $30.0M [5] Includes the 250,000-share D&O and advisor grant, which remains subject to CHAR Board approval and shareholder approval. [6] Forfeiture and deferral terms of Founder shares are still to be agreed upon. [7] Excludes up to 1,500,000 Earnout Shares (three tranches at $12.50, $15.00, $20.00), which are not issued at Closing. Sources: Company information; Business Combination Agreement; Charlton Aria trust statement as of September 25, 2026.

© 2026 KQC Quantum, Inc.

7

INVESTMENT HIGHLIGHTS

KQC at a glance: two quantum businesses, one open stack

Founded December 2021 · HQ Busan, office in Seoul · Quantum security and quantum computing, with AI built into every product

Products, not just projects

Qubiteer AI quantum solver and QuantumSpan trust control plane.

Open and Vendor-neutral by design

One environment for superconducting, trapped-ion, neutral-atom, photonic and annealing hardware; existing HSM, PKI and KMS stay in place.

Tested on customer systems

Paid PQC PoCs with IBK and LS ITC; optimization and materials projects with Busan Transportation, POSCO Holdings and Hanlim Pharm.

Urgent, regulation-driven demand

PQC migration takes 3–5 years; NIST targets deprecating RSA and ECC by 2030 and disallowing them by 2035.

Defensible IP and external proof

Patents: 1 granted · 8 pending · 2 PCT;
FIDO certified; ISO/IEC 27001;
WEF · C4IR Korea Frontiers 2025.

Deep industry domain knowledge

Proven problem-modeling expertise across Optimization, Material Science & Discovery, Finance and Security — backed by a growing faculty advisory board.

© 2026 KQC Quantum, Inc.

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THE PROBLEM · COMPUTING

KQC

Where classical computing stops — quantum optimization begins

Scheduling, allocation and materials problems explode combinatorially; today teams settle for heuristics and leave value on the table.

Sequence combinations for 20 items

2.4×10^{18}

possible combinations (20!)

→

At 1 billion evaluations per second

77 yrs

for exhaustive search

Where KQC has applied quantum optimization

Crew and route scheduling	**Busan Transportation**
Battery-materials screening	**POSCO Holdings**
Drug-candidate discovery	**Hanlim Pharm**

But adoption runs into three walls

A high barrier to entry

Without quantum physicists and complex mathematical modeling, it is hard even to begin.

A fragmented ecosystem

Hardware, algorithms and frameworks are scattered, so an integrated environment is hard to assemble.

Uncertain ROI

The benefit cannot be predicted before adoption, and validated cases are scarce.

KQC's answer: define the problem in business language, run the best method, verify the result.

© 2026 KQC Quantum, Inc.

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THE PROBLEM · SECURITY

KQC

Two clocks are already running — and the migration has no owner

Data harvested today can be decrypted later, and roots of trust take years to replace — the migration has to finish first.

Deadlines now written into policy

Deadlines, not forecasts

2024	2026	2027	2030	2031	2035
NIST finalizes the first PQC standards (FIPS 203 · 204 · 205)	**Korea** expands its PQC pilot to five critical sectors	**US** new National Security System acquisitions must be CNSA 2.0-compliant	**US** federal high-value systems: PQC key establishment **EU** high-risk systems migrated **NIST (draft)** RSA · ECC-112 deprecated	**US** federal high-value systems: PQC signatures	**NIST (draft)** RSA · ECC disallowed **EU** full transition

If a program starts now — **Enterprise migration takes 3–5 years** → it lands in 2029–2031 — **little margin before 2030–2035**

1 Confidentiality clock

Harvest now, decrypt later

Data encrypted today can be captured now and decrypted later. Long-lived financial, health and defense records are exposed the moment they are taken.

2 Authenticity clock

Forge later

Roots of trust, certificates and firmware signing take years to replace — they must be quantum-safe before an attacker can forge signatures.

The gap: nobody owns the migration

Every tool does its own slice well

- **Crypto scanners** find crypto
- **PKI / CLM** issue & rotate
- **HSM · KMS** protect keys
- **Secret managers** store & lease

MISSING

Which assets move, in what order, who approves each wave — and how do we prove it is done?

Today: spreadsheets and one-off SI projects across several vendor consoles.

Sources: NIST FIPS 203/204/205 (Aug 2024); NIST IR 8547 (initial public draft); NSA CNSA 2.0; US EO 14412 (Jun 2026), OMB M-26-15; EU NIS Cooperation Group PQC roadmap (Jun 2025); Korean government PQC pilot announcement (May 2026).

© 2026 KQC Quantum, Inc.

10

OUR SOLUTION Two businesses on one vendor-neutral stack Research-stage technology turned into products that run on customers' own systems and data. 11 Quantum Security Migrate to post-quantum cryptography today; authorize AI and machine actions next — on the infrastructure customers already run. QuantumSpan Control plane for the post-quantum transition MAQOR Approve Authorization for AI-agent actions MAQOR Sign PQC-hybrid FIDO2 biometric key · 1Q 2027 QuHSM In-house PQC HSM · GA target 2Q 2027 Quantum Computing Industry-specific quantum and hybrid algorithms, delivered through software and joint R&D. Qubiteer AI quantum solver · in development Joint R&D Materials, pharma, transport Multi-QPU access Superconducting, trapped-ion, neutral-atom, photonic and annealing AI built in Natural-language modeling and agents inside every product Open architecture No lock-in to one vendor, framework or hardware Proven execution Paid PoCs and projects in finance, public sector and manufacturing World-class R&D In-house algorithms and a faculty advisory board © 2026 KQC Quantum, Inc.

PRODUCT · QUANTUM COMPUTING Qubiteer — AI quantum solver for business users Define the problem in business language, run the best method, verify the result — currently in development. 12 1 AI Interpreter Extracts constraints and objective from natural language and builds the model. › 2 Pre-Decision Engine Decides first whether quantum is needed; compares classical, hybrid and quantum cost and time. › 3 Auto-Compiler Converts the model to QUBO / Ising; handles Hamiltonians and circuit mapping. › 4 Hybrid Orchestrator Distributes work across CPU, GPU and QPU; diagnoses and recovers failures. Access Natural-language chat (no-code) · CLI / Python SDK · REST API Backends D-Wave Advantage · GPU · Kubernetes · public cloud New user experience Chat-style modeling with validated industry templates (Vertical Model Store). Multi-algorithm routing VQE, SQD, QAOA and more; dynamic routing recommends the best combination. Cost-optimized Blocks unnecessary QPU spend before it happens. Open & extensible Qiskit, Cirq, PennyLane and in-house libraries via adapters. Pilot domains: crew scheduling · materials science · portfolio optimization © 2026 KQC Quantum, Inc.

PRODUCT · QUANTUM SECURITY

QuantumSpan — the control plane for the post-quantum transition

Scanners find cryptography; PKI, HSM and secrets tools change it. QuantumSpan decides, orchestrates and proves the entire migration.

01 Discover	02 Assess	03 Define target profile	04 Plan migration waves	05 Govern & approve	06 Execute & orchestrate	07 Validate & evidence
Any scanner or CBOM	Risk · HNDL priority	Hybrid PQC per asset class	Order · scope · fallback	Policy check · human sign-off	Adapters drive existing tools	Re-scan · Evidence Package

One control plane over the stack customers already own

DISCOVERY INPUTS Any scanner · CBOM imports · cloud / Kubernetes · CI/CD

QUANTUMSPAN · COMMON CONTROL PLANE

- **CCAM** canonical asset model
- **Target profiles** & policy
- **Playbook** library
- **Orchestrator** & approvals
- **Validation** & evidence

EXECUTION Through existing PKI / CA, HSM / KMS and secret managers — PQC-ready issuance where a stack can't yet

CRYPTO PROVIDERS Keys stay in the customer's own HSM or KMS — vendor-neutral, validated compatibility matrix · QuHSM (roadmap)

From project to recurring platform revenue


platform conversion
Assessment
PoC & build
Subscription
CryptoOps
Expansion
one-off
recurring platform revenue

Productized as playbooks
P1 internal PKI · P2 TLS hybrid key exchange · P3 RSA key transport

Nothing ripped out
Customers keep their HSM, PKI and KMS vendors; we govern the change

Audit-grade proof
Every wave closes with a re-scan and an Evidence Package

PROVEN IN PoCs HSM-backed PQC PKI · dynamic credentials & revocation · hybrid ML-DSA signing **RELEASE 1** release candidate targeted for March 2027

© 2026 KQC Quantum, Inc.
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PRODUCT · MAQOR & PHYSICAL AI

KQC

Agents and robots share one rule — no approved Permit, no action

An agent's payment and a robot's weld raise one question — who authorized this exact action? KQC answers both the same way with PQC.

One authorization pattern — two places it runs

	1 · APPROVE	2 · ISSUE PERMIT	3 · VERIFY AT THE GATE	4 · PROVE
AI AGENTS **MAQOR**	CFO approves a $2.4M payment with a fingerprint on MAQOR Sign	MAQOR Approve binds a one-time Permit to that exact payment	Execution Gate re-checks the request and consumes the Permit once	Evidence made inside the key — change one digit and the action fails
PHYSICAL AI **QuHSM**	Operator or policy approves a high-risk command, e.g. torch on	MAQOR issues a Permit scoped to that robot, tool and time window	QuHSM beside the actuator: enable = Permit AND safety interlock	Every release and denial is signed and linked to its approval

AI-ACTION AUTHORIZATION · KQC

MAQOR



Proof that a person approved this exact action

- **MAQOR Approve** — Permit, Execution Gate and SDK; sold standalone · MVP 4Q 2026
- **MAQOR Sign** — Biometric FIDO Auth, Support PQC; evidence made in-key · 1Q 2027
- **Standard profile** — works with existing passkeys; hardware never forced
- **High Assurance profile** — works with MAQOR Sign only; PQC based Evidence; Patent Pending

PHYSICAL AI SECURITY · KQC

QuHSM


QuHSM

The same Permit, enforced in hardware at the actuator

- **Permit AND safety** — a compromised robot computer cannot act on its own
- **QuHSM** — PQC HSM, USB or PCB-mount, tamper detect, zeroization · GA 2Q 2027
- **QuantumSpan** — supplies policy and keys; ANDed with safety, never replacing it

All dates are management targets · payment example illustrative · Physical AI combines QuHSM, MAQOR Permits and QuantumSpan policy

© 2026 KQC Quantum, Inc.

14

TRACTION

KQC

Tested on real customer systems and data

Paid proofs of concept and joint projects with regulated finance, industrial groups and public agencies.

Quantum Computing — Manufacturing · Bio · Public

Busan Transportation | POSCO Holdings | Hanlim Pharm | Busan City · ETRI

Quantum algorithms on fundamentally different classes of problems.

- Large-scale schedule optimization — dispatch, crew, routes
- Materials discovery and molecular design
- Drug-candidate discovery with hybrid quantum–classical models

Quantum Security — Finance · Enterprise · Public

IBK Industrial Bank | LS ITC | Hanwha Systems (PQC-based PoC completed (non-commercial))

PQC tested where security requirements are strictest.

- PQC feasibility validation meeting financial-sector security standards
- Pursuing certifications and audit evidence where required by regulated industries
- Migration methodology — asset discovery, prioritization, phased rollout — applied on customer systems

C4IR Korea × World Economic Forum Korea Frontiers Program 2025 — selected as one of 30 innovative companies

© 2026 KQC Quantum, Inc.

15

PROOF POINTS

In-house algorithms, measurable results on real data

Work does not stop at a paper — it is confirmed on customers' operating data.


QuMetro vs CMetro with Performance Tendency
CMetro
CMetro tendency
QuMetro
QuMetro tendency
Single thread execution
Apple M1 (8GB DRAM)
Ryzen 7 7800 (64GB DRAM)
≈4,500× faster
D-Wave Advantage (Pegasus P16)
Solution Generating Time (s)
More Hardware Resources

>4,500×

faster than a classical single-CPU run

Busan Transportation · government project

Crew scheduling satisfying every shift, rest and service rule, optimized with quantum annealing.



Up to 10×

potential reduction in materials R&D time (based on research)

POSCO Holdings

1.3×10^{15} transition-metal arrangements in an NCM811 cathode: quantum annealer screens first, DFT refines


HSD17B13

MASLD

drug-candidate discovery

Hanlim Pharm

HSD17B13 inhibitors derived with a QCBM-LSTM hybrid generative model and large-scale virtual screening



Up to 95%

fewer qubits, 93% faster Computation, and +76% higher IoU

Quantum image segmentation · in-house

Road extraction dataset benchmarked against DeepLabv3, SAM, and QUBO-based optimization.


Anion $(O_2-CO_2)^-$ & Neutral $(O_2\cdots CO_2)$
Anion CASSQD (19e, 13o)
Neutral CASSQD (18e, 13o)
Anion QPU
Neutral QPU
Energy [Hartree]
C-O bond length [Å]

CASSQD

SQD × CASSCF, smooth reaction profile

Quantum chemistry · in-house algorithm

Reoptimizes core, active, and virtual orbitals along the reaction path, overcoming limitations of fixed-orbital SQD, with MC-PDFT, AFQMC, or SC-NEVPT2 accounting for the remaining dynamical correlation

© 2026 KQC Quantum, Inc.

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MARKET OPPORTUNITY Quantum is moving from the lab into enterprise budgets Two markets with different timing: quantum computing value compounds through 2035; PQC migration is mandated now. 17 POST-QUANTUM CRYPTOGRAPHY Mandated now NIST finalized the first post-quantum cryptography standards in 2024 and plans to deprecate RSA and ECC by 2030 and disallow them by 2035. Enterprises must inventory their cryptography and migrate keys, certificates and identities within that window. QUANTUM COMPUTING Pilots to production Enterprises are moving from research into paid pilots in scheduling, materials and finance. Value comes from applications that run across several hardware platforms and fit existing systems, not from owning a quantum processor. The regulatory clock 2024 NIST finalizes first three PQC standards 2029 Google · Cloudflare migration targets 2030 NIST IR 8547 (draft): RSA · ECC deprecated 2035 Quantum-vulnerable algorithms disallowed Sources: NIST FIPS 203, 204 and 205 (Aug 2024); Google Cloud – Post Quantum Cryptography Roadmap; NIST IR 8547 (initial public draft). © 2026 KQC Quantum, Inc.

BUSINESS MODEL

Land with a project, expand into recurring platform revenue

Each line starts with a paid engagement and grows into subscriptions, attach sales and usage.

Business line	Land	Recurring revenue	Expansion
Quantum Computing	Joint R&D projects · paid pilots on customer data	**Qubiteer subscription and usage fees; reusable industry models**	Follow-on workloads; IP-linked projects with industrial partners
Quantum Security	Readiness assessment · paid PoC · integration	**QuantumSpan platform subscription + hardware attach (MAQOR Sign · QuHSM)**	More apps, workloads, HSMs and agents per customer; managed operations

Asset-light by design KQC does not build quantum processors. Hardware partners supply capacity; KQC captures value in the application, platform and trust layers.

© 2026 KQC Quantum, Inc.

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GO-TO-MARKET

Three complementary channels to reach enterprise customers

Direct sales today; hyperscaler marketplaces and technology partners are planned channels to reach enterprise buyers worldwide.

CHANNEL 01

Direct enterprise sales

public sector · manufacturing

- Paid PoC on customer systems, then production rollout
- Creates reference customers and reusable domain models
- Feeds product requirements back into the platform

CHANNEL 02

Hyperscaler marketplaces (planned)

AWS · Microsoft Azure · Google Cloud

- QuantumSpan and Qubiteer to be offered in cloud marketplaces
- Customers buy against committed cloud spend, through existing procurement
- Co-sell reaches global enterprises without a local sales force in every country

CHANNEL 03

Technology partners

CBOM · system integrators · Physical AI platforms

- Data-Warehouse GmbH: crypto discovery
- System integrators bundle KQC into migration and optimization programs
- Physical AI platforms embed QuHSM and the trust layer

Together Direct sales build references, marketplaces widen reach, partners embed KQC in larger programs — turning validated products into recurring platform revenue.

Hyperscaler marketplace listings and co-sell programs are go-to-market targets.

© 2026 KQC Quantum, Inc.

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COMPETITIVE POSITIONING

KQC sits in the application and trust layer

Global hardware makers and cloud platforms are our suppliers and channels, not our competitors.

	Hardware OEMs	Global cloud platforms	KQC
Core asset	Quantum processors	Distribution and compute	**Customer problems, use cases, trust platform**
Capital intensity	Very high	High	**Low**
Enterprise customer access	Limited / indirect	Broad but generic	**Direct, domain-level delivery**
Revenue model	System sales, QCaaS	Usage-based	**Projects → platform subscriptions + attach**
Relationship to KQC	Supply partner	Marketplace & co-sell channel	—

Hardware access alone is not a moat; KQC's defensibility builds with each deployment.

What makes the position defensible

Domain models on real data

Validated models for transport, materials, pharma and finance are reused across customers.

Vendor neutrality

Five quantum modalities and multi-HSM support — customers avoid lock-in, we avoid dependence.

Trust footprint

Once QuantumSpan runs a customer's keys and policies, it becomes operating infrastructure.

IP tied to products

Every filed patent maps to a shipped or roadmap product.

© 2026 KQC Quantum, Inc.

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IP & CERTIFICATIONS

A product roadmap backed by patent filings and external validation

Patent filings tied to shipped and roadmap products — AI-agent authorization, custody, zero trust, Physical AI, FHE, quantum optimization.

12
inventions in portfolio

1· 8 ·2
granted · pending · PCT

3
in final preparation

Patent (abridged title)	Linked product	Status
Hybrid optimization orchestration & loopback diagnosis	Qubiteer	Filed
Separated user-information and key-security devices	MAQOR Sign	Granted
HSM wallet control via capability tokens	QuantumSpan · MAQOR Sign	Filed
PQC-authenticated digital-asset custody	QuantumSpan	Filed
Zero-trust gateway with short-lived HSM credentials	QuantumSpan	Filed
Physical AI action control with HSM permits	QuHSM (Physical AI)	Filed
Unsupervised Image Segmentation Using Quantum Annealing	QC algorithm(In-house)	Filed
Evaluation-key packages for accelerated FHE	FHE platform	Filed
HW based Human Authorization for AI Agents	MAQOR Approve, MAQOR Sign	Filed
Permit-Mandate Protocol for AI Agents	MAQOR Approve	Prep
Physical AI with Silent Authenticator device	QuHSM (Physical AI)	Prep
Physical AI with Scope-Bounded Sub-Authorization	QuHSM (Physical AI)	Prep

Certifications & external validation

FIDO Certification Level 1
MAQOR Sign; CTAP 2.1 Certification, 2026

ISO/IEC 27001
Information security management system certified — March 2026

Programs & selections
2025 Quantum Advantage Challenge · WEF × C4IR Korea Frontiers Program 2025

Regulatory alignment
KpqC roadmap · e-finance and closed networks · KCMVP certification in preparation

KIPO filings incl. two PCT applications; one patent granted. Pending applications are subject to examination; scope is not guaranteed.

© 2026 KQC Quantum, Inc.
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PARTNERSHIPS & ECOSYSTEM

KQC

Vendor-neutral technology, open research network

Multiple quantum systems in one environment, backed by research institutes, universities and a faculty advisory board.

GLOBAL TECHNOLOGY PARTNERS

Quantum hardware · crypto discovery

D-Wave	Quantum annealing
Pasqal	Neutral atom
Data-Warehouse	Cryptographic discovery (CBOM) for PQC migration

Workloads are routed to the best-fit modality

R&D NETWORK

Institutes · societies · universities

Research institutes & public partners

- ETRI
- Busan Metropolitan City
- KIOST
- Korean Society for Bioinformatics

Universities of our faculty advisors

- KAIST
- Seoul National Univ.
- Pusan National Univ.
- Korea Univ.
- DGIST
- Myongji Univ.
- Sunchon National Univ.
- Kumoh National Inst. of Tech.
- Univ. of Washington

Advisors span quantum algorithms, chemistry, life sciences, materials, logistics and finance

Open innovation KQC does not replace what customers already run. In security, existing HSM, PKI and KMS stay in place; in computing, Qiskit, Cirq, PennyLane and in-house libraries connect through adapters — so KQC moves with the standards and the hardware.

© 2026 KQC Quantum, Inc.

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ROADMAP & MILESTONES

From gathering use cases to complete industry solutions

We located where classical computing hits its limits across industries, then widened reach by reusing proven algorithms.

PHASE 1

2023 – 2024

Exploring use cases

- Identified classical limits across industries
- Accumulated use cases with domain experts

Bio · Pharma · Finance · Chemicals · Materials · Aviation · Ports

PHASE 2 · NOW

2025 – 2027

References and scale

- Reused Phase 1 algorithms in new industries
- Packaged industry solutions from references
- Commercial track via paid finance PoCs and government programs

Mobility · Healthcare · Urban Planning · Telecom and more

PHASE 3

2028 – 2030

Complete solutions

- Integrated, adoption-ready industry solutions
- Runs on whichever quantum and classical resources fit

Defense · Energy · Space Exploration

Next product milestones (KQC targets)

Jun 2026
Qubiteer alpha completed

1Q 2027
MAQOR Sign production release
QuantumSpan R1 release candidate

2Q 2027
QuHSM enterprise GA
Physical AI design partners

© 2026 KQC Quantum, Inc.

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THE OPPORTUNITY Growth capital to turn validation into repeatable revenue Investment will be directed at the milestones that convert paid PoCs and launches into recurring customers. 24 1 Ship the products QuantumSpan R1 GA, QuHSM enterprise module and MAQOR Sign to production. 2 Convert customers Turn paid PoCs in finance and the public sector into production deployments; drive paid Qubiteer adoption. 3 Deepen R&D and IP Industry models, hybrid algorithms and PCT-stage patent protection. 4 Scale go-to-market Enterprise sales, hyperscaler marketplace listings and co-sell, partner channels and international expansion. Milestones we will report against ✓Paid customers and production deployments ✓Platform subscription revenue and retention ✓Product GA dates delivered ✓Gross margin by offering © 2026 KQC Quantum, Inc.

K Q C · K O R E A Q U A N T U M C O M P U T I N G ir@kqcquantum.com | www.kqcquantum.com/investor Quantum value is measured in customer results KQC puts quantum computing and quantum-safe security to work

ABOUT THIS PRESENTATION Summary of Risk Factors The below list of risk factors has been prepared solely for purposes of the proposed business combination (the "Business Combination") of Charlton Aria Acquisition Corporation ("CHAR") and KQC Quantum, Inc. ("KQC Parent") and solely for potential investors in the Business Combination, and not for any other purpose. All references to "KQC," the "Company," "we," "us" or "our" refer to the business of Korea Quantum Computing Co., Ltd. and its subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and CHAR, with the U.S. Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the proposed transactions between the Company and CHAR. The risks presented in such filings will be consistent with those that would be required for a public company in its securities law filings, including with respect to the business and securities of the Company and CHAR and the proposed transactions between the Company and CHAR, and may differ significantly from and be more extensive than those presented below. Investing in securities (the "Securities") to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company's consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Business Combination, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business financial condition and/or operating results. If any of these risks or uncertainties actually occur, the value of the Company's equity securities may decline, and any investor in the Business Combination may lose all or part of its investment. Risks Related to our Business Capital Requirements and Cost Fluctuations. Our business and our future plans for expansion are capital-intensive, and the specific timing of cash inflows and outflows may fluctuate substantially from period to period. Our operating plan may change because of factors currently unknown, and we may need to seek additional funds sooner than planned, through public or private equity or debt financings or other sources, such as strategic collaborations. Such financings may result in dilution to our stockholders, issuance of securities with priority as to liquidation and dividend and other rights more favorable than common shares, imposition of debt covenants and repayment obligations or other restrictions that may adversely affect our business. Development. KQC is early stage, with a limited operating history and history of losses, and its products are not yet certified or at pilot or proof-of-concept stage (Qubiteer and QuantumSpan are in development). Our technical roadmap and plans for further commercialization include technology that is being developed but may never become available or meet desired technical specifications or generate recurring revenue, and we face significant barriers in our continued development efforts. If we cannot successfully overcome those barriers, our business will be negatively impacted. Strategy Execution. If we cannot successfully execute our strategy, including in response to changing customer needs and new technologies and other market requirements, the increased rigors of operating a public company, or achieve our objectives in a timely manner, our business, financial condition and results of operations could be harmed. Competition. Even if we are successful in developing products within our pipeline, and executing our strategy, competitors in the industry may achieve technological breakthroughs that render our quantum technology obsolete or inferior to other products. Our Industry. The quantum computing industry and post-quantum security markets are in their early stages and volatile, and if they do not develop, if they develop slower than we expect, if they develop in a manner that does not require use of our quantum solutions, if they encounter negative publicity, if they are subject to regulatory matters in the Republic of Korea and the United States, or if our solutions do not drive commercial engagement, the growth of our business will be harmed. Loss of Patent Protections & Cybersecurity. Any failure to obtain, maintain and protect our intellectual property rights, or any system breach, could impair our ability to protect and commercialize our proprietary products and technology and cause us to lose our competitive advantage. Growth Rates. Our success will depend upon our ability to expand, scale our operations, and increase our sales and support capability. Even if the market in which we compete meets the size estimates and growth forecasted, our business could fail to grow at similar rates, if at all. © 2026 KQC Quantum, Inc. 26

ABOUT THIS PRESENTATION Summary of Risk Factors (Cont'd) Strategic Partners. If we are unable to maintain our current strategic partnerships or we are unable to develop future collaborative partnerships, or successfully conclude prior partnerships, our future growth and development could be negatively impacted. Certain of our strategic development and partnership arrangements or expected strategic partnerships could be terminated or may not materialize into contract partnership arrangements on a long-term basis or at all. We may also not be able to successfully engage target customers or convert early trial deployments of our technology into meaningful orders in the future. Third Parties. We depend on, and anticipate that we will continue to depend on, various third-party suppliers, contractors, customers, strategic partners, and government-funded projects in order to sustain and grow our business, an example of which includes D-Wave. Our ability to commercialize and scale is also dependent upon components we must source from electronics and other industries. Shortages or supply interruptions in any of these components will adversely impact our financial performance. Customer Concentration. A significant portion of our revenue to date has been derived from a small number of customers and from government-funded projects. Most of our engagements are pilots, proofs of concept or joint projects that may not convert into production deployments or recurring revenue. The loss of, or a reduction in business from, any significant customer, or any change in government funding priorities, could materially and adversely affect our business. Restructuring of the GPU Business. We have restructured our former GPU business and concluded certain prior partnerships. The restructuring may give rise to costs, disputes, loss of revenue or management distraction and our historical results may not be indicative of the performance of our current business. Risks Related to the Business Combination Transaction Costs. Both CHAR and we will incur significant transaction costs in connection with the Business Combination. Contingencies of Business Combination. The consummation of the Business Combination is subject to a number of conditions and if those conditions, such as failure to obtain the approval of CHAR's shareholders for the Business Combination or the Extension are not satisfied or waived or failure to satisfy the minimum cash condition before the Combination Deadline, as it may be extended, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. Key Personnel. The ability to successfully effect the Business Combination and the Combined Company's ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain of our key personnel, all of whom we expect to stay with the Combined Company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business. Redemption. If a significant number of shares of CHAR's Class A ordinary shares is elected to be redeemed in connection with the Business Combination, the share ownership of the Combined Company will be highly concentrated, which will reduce the public "float" and may have a depressive effect on the market price of the shares of the Combined Company. Redemptions may also significantly reduce the amount of cash available to the Combined Company following the Business Combination. Value of Securities. If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of CHAR's securities or, following the consummation of the Business Combination, the value of the Combined Company's securities, may decline. Stock Exchange Approvals. There can be no assurance that the Combined Company's securities will be approved for Nasdaq listing on the chosen stock exchanges or that the Combined Company will be able to comply with the continued listing standards of such stock exchanges. Conflicts of Interest. The Sponsor, as well as CHAR's officers and directors, may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether we are an appropriate target for CHAR's initial business combination. Legal Proceedings. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. © 2026 KQC Quantum, Inc. 27

ABOUT THIS PRESENTATION Summary of Risk Factors (Cont'd) 28 Compliance with Laws. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect us and the Combined Company's business, including CHAR, and our ability to consummate the Business Combination, and results of operations. Risks Relating to Korea. Substantially all of our operations, employees and customers are located in the Republic of Korea. We are subject to Korean laws and regulations, including the Foreign Exchange Transactions Act and other requirements that apply to cross-border investment, payments and transfers of funds and these may restrict or delay transactions between the combined company and KQC. Fluctuations in the value of the Korean won against the U.S. dollar may adversely affect our reported results. Political, economic and military conditions on the Korean peninsula, including tensions with North Korea, could disrupt our operations and adversely affect the value of the combined company's securities. Financial Reporting and Internal Controls. Our financial statements have not yet been audited in accordance with PCAOB standards and are being converted to U.S. GAAP. The audited financial statements may differ materially from any financial information previously provided. We may identify material weaknesses in our internal control over financial reporting. If we fail to remediate them or to maintain effective controls, we may be unable to report our results accurately or on a timely basis, which could result in a loss of investor confidence and regulatory action. We will also incur significant legal, accounting and other costs as a U.S. public company. Tax. The U.S. federal income tax treatment of the Business Combination, including whether it qualifies as a tax-deferred reorganization, is uncertain. Holders could be subject to tax as a result of the Business Combination or of exercising redemption rights. Holders should consult their own tax advisor. Dilution. Holders of CHAR's securities will experience significant dilution as a result of the Business Combination. This will include dilution from the Sponsor's founder shares and private units, the conversion of rights, any earnout shares, awards under the equity incentive plan and shares issuable under convertible debt and other convertible instruments. Further issuances after closing could cause additional dilution and depress the market price of the combined company's securities. Concentrated Ownership. Following closing, KQC's principal shareholders, including our Founder and Chairman, are expected to hold a significant percentage of the combined company's voting power. They will be able to exert significant influence over matters requiring shareholder approval, including the election of directors and significant corporate transactions, and their interests may differ from those of other shareholders. © 2026 KQC Quantum, Inc.